EXHIBIT 10.8

                            TELECOMM INDUSTRIES CORP.
                        1997 STOCK OPTION AND AWARD PLAN

                                   APPENDIX A

         1. Purpose. The purpose of this Plan is to advance the interests of TELECOMM INDUSTRIES CORP., a Delaware corporation (the "Company"), by providing additional incentive to attract and retain qualified and competent persons who are key to the Company, including key employees, Officers and Directors, and upon whose efforts and judgment the success of the Company is largely dependent, by encouraging such persons to own stock in the Company

2. Definitions. As used herein, the following terms shall have the meaning indicated:

(a)      "Board" shall mean the Board of Directors of the Company.

(b) "Change of Control" shall mean the occurrence of any of the following:

                            (i) any  transaction  (which shall include a series
of transactions occurring within sixty days or occurring pursuant to a plan) that has the result that stockholders of the Company immediately before such transaction cease to own at least 5 1 % of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                            (ii) the  stockholders  of the  Company  approving a
plan of merger, consolidation,
reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) the  stockholders  of the  Company  approving a
plan for the sale, lease, exchange,
transfer, assignment or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d)  "Committee"   shall  mean  the   compensation   committee
appointed by the Board pursuant to Section 15 hereof or, if not appointed, the full Board,

per share

(e)      "Common Stock" shall mean the Company's Common Stock, par value $0.01


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                  (f)  "Controlled  Entity"  shall mean any trust,  partnership, limited liability company or other entity in which such person that receives Options or Restricted Shares under this Plan acts as trustee, managing partner, managing member or otherwise controls; provided that, to the extent any such Option or Restricted Shares received under this Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such Option.

(g)      "Director" shall mean a member of the Board.

(h) "Effective Date" shall mean September 15, 1997.

                  (i) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and consistent manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be the average of the average bid and ask prices of the Common Stock on the National Association of Securities Dealers Over the Counter Bulletin Board for the five business days preceding such day.

                  0) ss.422 of the Code.

Stock Option.

"Incentive Stock Option" shall mean an incentive stock option as defined in

                  (k) "Non-Employee Director" shall mean a Director who: (i) is not an Officer or employee of the Company or any Subsidiary; (ii) does not (A) receive compensation, directly or indirectly, from the Company or any Subsidiary for services rendered as a consultant or in any other capacity other than as a Director, except for an amount that does not exceed the dollar amount for which disclosure would be required under Item 404(a) of Regulation S-K, 17 C.F.R. ss.229.404(a), or (B) possess an interest in any transaction for which disclosure would be required under Item 404(a) of Regulation S-K, 17 C.F,Rss.229.404(a); and (iii) is not engaged in a business relationship for which disclosure would be required under Item 404(b) of Regulation S-K, 17 C.F.R, ss.229.404(b).

(1) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive

                  (in) "Officer" shall mean the Company's Chairman, Chief Financial Officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company- As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant

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                  (n) "Option" (when  capitalized) shall mean any option granted under this Plan.

                  (o) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of a transfer made pursuant to Section 13 hereof.

                  (p) "Participant" shall mean either a person to whom Restricted Shares are granted under this Plan, an Optionee or any person who succeeds to the rights of either such person under this Plan by reason of the death of such person.

"Plan" shall mean this 1997 Stock Option and Award Plan of the Company.

                  (r) "Restricted Shams" "I mean Shares granted or sold pursuant to Section 10 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 10 has expired.

                  (s) "Restricted Share Agreement" shall mean the agreement entered into between the Company and the Participant who is to receive Restricted Shares at the time of any Restricted Share grant.

as amended.

the Code.

(t)    "Securities Exchange Act" shall mean the Securities Exchange Act of 1934,

(u)    "Share(s)" shall mean a sham or shares of the Common Stock.

(v) "Subsidiary" shall mean a "subsidiary corporation" as defined in ss.424(f) of

          3. Available Shares. The Company may grant to Participants from time to time an aggregate of up to 2,000,000 Restricted Shares or Options from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under this Plan shall terminate, expire, or be canceled or surrendered as to any Shares, or if any Restricted Shares are forfeited by the holder thereof, new Options or Restricted Shares may thereafter be granted covering such Shares,

          4. Option Grants. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Statutory Stock Option. All Incentive Stock Options shall be granted within ten years from the date this Plan is adopted by the Board or the date this Plan is approved by the stockholders of the Company, whichever is later.

          5. Dollar Limitation. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market



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Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code ss.422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any Subsidiary), exceeds $ 100,000.

6.        Conditions for Grant of Options.

                   (a) Each Option shall be evidenced by a written agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all Directors, Officers and regular employees of the Company or its Subsidiaries. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                   (b) In granting Options to Directors,  Officers and employees of the Company or its Subsidiaries, the Committee shall take into consideration the contribution the person has made to the success of the Company or its
Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options to Directors, Officers and employees of the Company or its Subsidiaries under this Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation,
(i) prescribing the date or dates on which the Option becomes exercisable., (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                   (c) The Options granted to employees under This Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

         7. Option Price. The Committee shall establish, at the time any Option is granted, the price per Share for which the Shares covered by the option may be purchased; provided, however, that if the option is an Incentive Option, such price shall not be less than 100% of the Fair Market Value of the Shares on the date on which the option is granted; provided, further, that with respect to an incentive Option granted to a Participant who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent corporation (as defined in Section 424(e) of the Code) or Subsidiary, the option price shall not be less than 110% of the fair market value of the Shares subject to the Incentive Option on the date such Option is granted.




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         8. Exercise of Options.  An Option shall be deemed  exercised  when (i)
the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of an amount that is sufficient to satisfy all applicable federal or state tax withholding requirements relating to exercise of the Option, if any. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an
Option  granted   hereunder  or  to  pay  any  tax  liability  of  the  Optionee attributable to such exercise, If the exercise price is paid in whole or in part with an Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the base lending rate of the Company's principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan- No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 12 hereof

         9. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 9.

                   (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall (i) an Option be exercisable after the expiration of ten years from the date of grant of the Option or (ii) an Incentive Option granted to a Participant, who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent corporation (as defined in Section 424(e) of the Code) or Subsidiary, be exercisable after the expiration of five years from the date of grant of the incentive Option,

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable upon any Change in Control.

                   (c) The Committee may in its sole-discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

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10.      Termination of Option Period.

                   (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                            (i) three  months  after  the date  on   which   the
Optionee's employment is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of ss.22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (C) death;

cause;

immediately upon the termination of the Optionee's employment for

                           (iii) one year after the date on which the Optionee's
employment is terminated by reason of a mental or physical disability (within the meaning of ss.22(e) of the Code) as determined by a medical doctor satisfactory to the Committee; or

                           (iv) (A) one year  after the date of  termination  of
the Optionee's employment by reason
of death of the Optionee, or (B) three months after the date on which the Optionee dies if the Optionee dies during the one year period specified in
Section 9(a)(iii) hereof.

                   (b) The Committee in its sole discretion may, by giving written notice (a "cancellation notice"), cancel, effective upon the date of the consummation of any corporate transaction described in Sections 2(b)(ii) or
(iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

          11. Restricted Shares. The Committee may also authorize the grant or sale to Directors, Officers and employees of the Company or its subsidiaries of Restricted Shares, Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                   (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer referred to in the Restricted Share Agreement.

                   (b) In granting Restricted Share awards to Directors, Officers and employees of the Company or its Subsidiaries, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine, The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Restricted Share awards to





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Directors,  Officers and employees of the Company or its Subsidiaries under this
Plan prescribe such other terms and conditions concerning such grants as it deems appropriate.

                  (c) Each Restricted Share grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than Fair Market Value per Share at the date of grant.

                  (d) Each such grant or sale shall be subject to a Restricted Share Agreement, which shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than one (1) year to be determined by the Committee at the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control, retirement, or death or disability of the Participant or other similar transaction or event as approved by the Committee,

                  (e) Each Restricted Share Agreement shall provide that during the period for which such substantial risk of forfeiture is to continue, and any other period prescribed by law, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee or law, as the case may be, at the date of grant (which restrictions may include, without limitation, prohibitions on transfer, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

                  (f) Any grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional
Restricted Shares, which may be subject to the same restrictions as the underlying award.

12.      Adjustment of Shares.

                  (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then a-ad in such event:

                            (i)  appropriate  adjustment  shall  be  made in the
maximum number of Shares available for grant to Participants under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so granted; and

                            (ii)  appropriate  adjustment  shall  be made in the
number of Shares and the exercise
price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.



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                  (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price of the number of Shares subject to the Options, or both, when, in the Committee7s sole discretion, such adjustments become appropriate by reason of any corporate transaction described in Sections 2(b)(ii) or (iii) hereof.

                  (c)  Except  as  otherwise   expressly  provided  herein,  the
issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, lease, exchange, transfer, assignment or other disposition of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise,

13,      Transferability of Options and Restricted Shares.

                  (a) No Incentive Stock Option shall be transferable by the Optionee other than by will, the laws of descent and distribution, and each Incentive Stock Option shall be exercisable during the Optionee's lifetime only by the Optionee.

                  (b) A person that receives Non-Statutory Stock Options under this Plan or such person's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such person's or beneficiary's Non-Statutory Stock Options received under this Plan only as follows: (i) to the spouse or any children or grandchildren of such person that receives Non-Statutory Stock Options under this Plan-, (ii) as a charitable contribution or gift to or for the use of any person or entity described in ss.170(c) of the Code; (iii) to any Controlled Entity; or (iv) by will or the laws of intestate succession.

                   (c) Restricted Shares may be transferred only as set forth in the applicable Restricted Share Agreement.

                  Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option or Restricted Share award grant, the Committee may require such agreements or undertakings (in an Option Agreement or Restricted Share Agreement), if any, as the Committee




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may deem  necessary or advisable to assure  compliance  with any such federal or state securities or other law or regulation including, but not limited to, the following:

                    (i) a representation and warranty by the Participant to the Company, at the time any Option is exercised or Restricted Share granted, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                    (ii) a representation, warranty and/or agreement by the Participant to the Company to be bound by any legends that are, in the opinion of the Committee or counsel to the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee or counsel to the Company to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

15.      Administration of the Plan.

                  (a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan; provided that if any member of the Committee is not a Non-Employee Director, then the Board shall approve any Option or Restricted Share that the Committee proposes to grant hereunder. The Board may change the membership of the Committee at any time and fill any vacancy occurring in the membership of the Committee by appointment.

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written consent of the members of the Committee.









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16.      Interpretation.

                   (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under ss.422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b)      This Plan shall be governed by the laws of the State of Ohio.

                   (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                   (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

17.      Amendment and Discontinuation of the Plan.

                   (a) Either the Board or the Committee may from time to time amend this Plan or any Option; provided, however, that, except to the extent provided in Section 12, no such amendment may, without approval by the stockholders of the Company, (i) materially increase the benefits accruing to participants under this Plan, (ii) materially increase the number of securities which may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan; and provided further, that except to the extent provided in Section 10, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

                   (b) Notwithstanding anything herein to the contrary, the provisions of this Plan which govem the exercise price per Share under each such Option, when and under what circumstances such Option will I be granted and the period within which each such Option may be exercised, shall not be amended more than once every six months (even with stockholder approval) other than to conform to changes to (i) the Code or the rules promulgated thereunder, (ii) the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or (iii) rules promulgated by the Securities and Exchange Commission.

          is.      Effective Date  and Termination  Date.  The  Plan  shall   be
effective upon the Effective Date and shall terminate on the tenth anniversary of the Effective Date.




                                      -10-